PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2018	2019	2019
	RMB	RMB	US$
Buildings	15,771	16,029	2,302
Leasehold improvements	52	52	8
Furniture, fixtures and equipment	8,466	10,352	1,487
Motor vehicles	526	530	76
Total	24,815	26,963	3,873
Less:
Accumulated depreciation	(7,093)	(8,728)	(1,255)
	17,722	18,235	2,618
Construction in progress	419	633	92
Property and equipment, net	18,141	18,868	2,710